Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is dated as of December 5, 2024 (the “Effective Date”), between Loop Media, Inc., a Nevada corporation (the “Company”), and the purchaser identified on the signature pages hereto (the “Purchaser”), and is effective as of the Effective Date.

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(c) promulgated thereunder, the Company is selling, in a private placement (the “Offering”), two million one hundred seven six hundred fifty nine (2,127,659) shares of common stock of the Company (the “Shares” or the “Securities”) at a per share price of $0.0470, the closing price per share as quoted on the OTC Markets OTC Pink on December 4, 2024, or an aggregate purchase price of $100,000.00 (the “Purchase Price”); and

WHEREAS, the Company desires, at the Closing, to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, the Shares as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the terms contained herein have the meanings set forth in Appendix 1:

ARTICLE II.

PURCHASE AND SALE OF THE SHARES

2.1 The Offering.

(a) The purchase and sale of the Shares by the Company to the Purchaser shall occur at the Closing of the Offering to occur on or about December 5, 2024.

2.2 Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the Company and the Purchaser, the Company agrees to sell, and the Purchaser agrees to purchase, the Shares. On or before the Closing Date, the Purchaser shall deliver to the Company, via wire transfer, in immediately available funds, the Purchase Price, and the Company shall deliver to the Purchaser its Shares, and the Company and the Purchaser shall deliver the other items set forth in Section 2.3 deliverable at Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.3 and 2.4, the Closing shall occur remotely via the delivery of electronic Closing documents.

2.3 Deliveries.

(a) On or prior to the Closing Date, the Company shall deliver or cause to be delivered to the Purchaser the following: (i) this Agreement duly executed by the Company; and (ii) a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver the Shares.

(b) On or prior to the Closing Date, the Purchaser shall deliver or cause to be delivered to the Company the following: (i) this Agreement duly executed by the Purchaser; (ii) an Accredited Investor Questionnaire (in the form set out as Exhibit A hereto), duly executed by the Purchaser; and (iii) the Purchaser’s Purchase Price by wire transfer to the Company.

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2.4 Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met: (i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) on the Closing Date of the representations and warranties of the Purchaser contained herein (unless as of a specific date therein in which case they shall be accurate as of such date); (ii) all obligations, covenants and agreements of the Purchaser required to be performed at or prior to the Closing Date shall have been performed; and (iii) the delivery by the Purchaser of the items set forth in Section 2.3(b) of this Agreement.

(b) The respective obligations of the Purchaser hereunder in connection with the Closing are subject to the following conditions being met: (i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate as of such date); (ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed; and (iii) the delivery by the Company of the items set forth in Section 2.3(a) of this Agreement.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. Except as set forth in the Disclosure Schedule, which Disclosure Schedule shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedule, and except as disclosed in the SEC Reports (as defined below), the Company hereby makes the following representations and warranties to the Purchaser:

(a) Subsidiaries; Organization and Qualification; Authorization; Enforcement. The Company does not have any direct or indirect subsidiaries, other than Retail Media TV, Inc., a Nevada corporation. The Company is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of Nevada, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation nor default of any of the provisions of its articles of incorporation, bylaws or other organizational or charter documents. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a Material Adverse Effect and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. Each Transaction Document to which it is a party will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not conflict with or violate any provision of the Company’s articles of incorporation, bylaws or other organizational or charter documents.

(c) Filings, Consents and Approvals; Issuance of the Securities. Except for those that have already been obtained, the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required by the Commission related to the Securities in this offering and (ii) such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”). The Shares are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company.

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(d) Capitalization. The capitalization of the Company is as set forth in the Company’s SEC Reports and as contemplated by the sale of Shares under this Agreement. Except as set forth in the SEC Reports, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock.

(e) SEC Reports; Financial Statements. Except as disclosed in the Company’s SEC Reports, the Company has filed all reports, schedules, forms, statements and other documents required to be filed or submitted by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or15(d) thereof, for the 12 months preceding the date hereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, and the Audited Financial Statements, being collectively referred to herein as the “SEC Reports”). The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. The Audited Financial Statements of the Company comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect on the date hereof. Such Audited Financial Statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements or the notes thereto, except as such Audited Financial Statements are subject to immaterial adjustments or changes in connection with the Independent Auditors’ finalization of their audit report for the annual financial statements and their review of the quarterly financial statements and except that the quarterly financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited quarterly statements, to normal, immaterial, year-end audit adjustments.

(f) [Intentionally Omitted].

(g) Intellectual Property. The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as described in the SEC Reports as necessary or required for use in connection with its business and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”).

(h) Accountants. Marcum LLP is the Company’s independent registered accounting firm (the “Independent Auditors”). To the knowledge and belief of the Company, such accounting firm (i) is a registered public accounting firm as required by the Exchange Act and (ii) is expected to express its opinion or has expressed its opinion with respect to the Audited Financial Statements and (iii) is expected to review the Company’s quarterly and annual financial statements for the twelve-month period ended September 30, 2024.

3.2 Representations and Warranties of the Purchasers. The Purchaser hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein):

(a) Disclosure. The Purchaser has access to and fully reviewed all SEC Reports. The Purchaser is aware that an investment in the Shares is highly speculative and subject to significant risks and has carefully read and considered all information provided to it or otherwise publicly available. The Purchaser acknowledges that it has had access to the management of the Company and has had the opportunity to ask questions and receive answers regarding an investment in the Shares.

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(b) Organization; Authority. The Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c) Understandings or Arrangements. The Purchaser is acquiring the Shares as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting the Purchaser’s right to sell the Shares in compliance with applicable federal and state securities laws). The Purchaser is acquiring the Shares hereunder in the ordinary course of its business. In connection with its decision to purchase the Shares, the Purchaser received and is relying only upon the SEC Reports, the Audited Financial Statements, the information referred to in the Disclosure Schedule and the Transaction Documents and the documents incorporated by reference therein and has not relied on any other information provided by the Company or any individual or entity acting on behalf of the Company.

(d) Experience of Such Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Shares and is able to afford a complete loss of such investment.

(e) No Company Advice. The Purchaser understands that nothing in this Agreement or any other materials presented to the Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice by the Company or any individual or entity acting on behalf of the Company. The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

(f) Accredited Investor Questionnaire. The Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. The Purchaser shall furnish any additional information requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Shares, including an executed copy of an Accredited Investor Questionnaire in the form attached hereto as Exhibit A (the “Accredited Investor Questionnaire”). Purchaser represents that such document is true, complete and accurate in all respects.

(g) Restricted Shares. The Purchaser acknowledges that the Shares are restricted securities and must be held indefinitely unless subsequently registered under the Securities Act or the Company receives an opinion of counsel reasonably satisfactory to the Company that such registration is not required. The Purchaser acknowledges that certificates evidencing the Shares shall bear a restrictive legend set forth in Section 4.1 hereof. The Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which provide a safe harbor for the limited resale of stock purchased in a private placement subject to the satisfaction of certain conditions (if applicable), including, among other things, the existence of a public market for the stock, the availability of certain current public information about the Company, the resale occurring after certain holding periods have been met, the sale being conducted through a “broker’s transaction” or a transaction directly with a “market maker” and the number of shares of the stock being sold during any three-month period not exceeding specified limitations. The Purchaser further acknowledges and understands that the Company may not be satisfying the current public information requirement of Rule 144 at the time the Purchaser wishes to sell the Securities and, if so, the Purchaser may be precluded from selling the Shares under Rule 144 even if the required holding period has been satisfied.

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(h) No General Solicitation. The Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine, e-mail or by electronic means on the internet, or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(i) Anti-Money Laundering; Anti-Bribery Laws; Sanctions laws. The Purchaser does not violate, attempt to violate, or engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, any of the Anti-Money Laundering Laws (as defined in this Agreement), Sanctions Laws (as defined in this Agreement), Sanctions Program (as defined in this Agreement), Anti-Bribery Laws (as defined in this Agreement), CAATSA (as defined in this Agreement) or CAATSA Sanctions Programs (as defined in this Agreement). The Purchase does not finance, promote or otherwise support in any manner any illegal activity, including, without limitation, in contravention of any Anti-Money Laundering Laws, Sanctions Laws, Sanctioned Program, Anti- Bribery Laws or in any Sanctioned Country (as defined in this Agreement). “Anti-Money Laundering Laws” shall mean applicable financial recordkeeping and reporting requirements and all other applicable U.S. and non-U.S. anti-money laundering laws, rules and regulations, including, but not limited to, those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the United States Bank Secrecy Act, as amended by the USA PATRIOT Act of 2001, and the United States Money Laundering Control Act of 1986 (18 U.S.C. §§1956 and 1957), as amended, as well as the implementing rules and regulations promulgated thereunder, and the applicable money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency or self-regulatory. “Sanctions Laws” shall mean any sanctions administered or enforced by OFAC or the U.S. Departments of State or Commerce and including, without limitation, the designation as a “Specially Designated National” or on the “Sectoral Sanctions Identifications List”, collectively “Blocked Persons”), the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury (“HMT”) or any other relevant sanctions authority. “Sanctions Programs” shall mean any OFAC, HMT or UNSC economic sanction program including, without limitation, programs related to a Sanctioned Country. “Anti-Bribery Laws” shall mean of any provision of any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions or any applicable provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), the U.K. Bribery Act 2010, or any other similar law of any other jurisdiction in which the Purchaser operates its business, including, in each case, the rules and regulations thereunder. “CAATSA” shall mean Public Law No. 115-44 The Countering America’s Adversaries Through Sanctions Act. “CAATSA Sanctions Programs” shall mean a country or territory that is, or whose government is, the subject of sanctions imposed by CAATSA. “Sanctioned Country” shall mean a country or territory that is the subject or target of a comprehensive embargo or Sanctions Laws prohibiting trade with the country or territory, including, without limitation, Crimea, Cuba, Iran, North Korea, Sudan and Syria.

ARTICLE IV.

RESTRICTIVE LEGEND

4.1 Transfer Restrictions. The Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Shares other than pursuant to an effective registration statement or Rule 144, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act. The Purchaser agrees to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Shares in substantially the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

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The Purchaser agrees with the Company that the Purchaser will sell any Shares pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Shares are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Shares as set forth in this Section 4.1 is predicated upon the Company’s reliance upon this understanding.

4.2 State Legends. If required by the authorities of any State in connection with the issuance of the Shares, the legend or legends required by such State authorities shall also be endorsed on all such certificates.

ARTICLE V.

MISCELLANEOUS

5.1 Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

5.2 Entire Agreement. The Transaction Documents contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be delivered to the address for such notices and communications as set forth on the signature pages attached hereto.

5.4 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought.

5.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Except as otherwise set forth herein, this Agreement may not be assigned by any party hereto without the prior written consent of the other party hereto. Except as otherwise set forth herein, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by any reason of this Agreement.

5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

5.8 Governing Law; Venue. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in New York, NY. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in New York, NY for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

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5.9 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

5.10 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Shares.

5.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.12 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchaser and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any Action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.14 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.15 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

5.16 Further Assurances. After the Closing, at the request of either party, the other party shall execute, acknowledge and deliver, without further consideration, all such further assignments, conveyances, endorsements, deeds, powers of attorney, consents and other documents and take such other action as may be reasonably requested to consummate the transactions contemplated by this Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by their respective authorized signatory as of the Effective Date.

LOOP MEDIA, INC.		Address for Notice:
2600 West Olive Avenue, Suite 5470
By:	/s/ Justis Kao	Burbank, CA 91505
Name:	Justis Kao	Email: justis@loop.tv
Title:	Interim CEO

With a copy to:

Loop Legal

Email: legal@loop.tv

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

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PURCHASER SIGNATURE PAGE TO LOOP MEDIA, INC.

SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the Purchaser has caused this Agreement to be duly executed as of the Effective Date.

Name of Purchaser:	NAME

Signature of Authorized Signatory of Purchaser:	/s/ NAME OF ACCREDITED INVESTOR

Name of Authorized Signatory (if applicable):

Title of Authorized Signatory (if applicable):

Effective Date: December 5, 2024

Email Address of Authorized Signatory:	[EMAIL]

Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Purchase Price: $100,000

Shares: 2,127,659

Social Security or EIN Number: ___________________

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Appendix 1

DEFINITIONS

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

“Audited Financial Statements” means the Company’s audited year-end financial statements for the years ended September 30, 2023 and 2022, as filed under the Exchange Act, pursuant to Section 13(a) or 15(d) thereof and included in SEC Reports.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of California are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Shares pursuant to this Agreement.

“Closing Date” means, in connection with any Closing, the date on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchaser’s obligations to pay the Purchase Price and (ii) the Company’s obligations to deliver the Shares, in each case, have been satisfied or waived.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Disclosure Schedule” means the Disclosure Schedule of the Company attached hereto and delivered concurrently herewith.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” means any of the following: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document.

“Per Security Purchase Price” equals $0.0470 per Share.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Transaction Documents” means this Agreement, the Accredited Investor Questionnaire and all exhibits and schedules hereto or thereto, and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means ClearTrust LLC, the current transfer agent of the Company, with a mailing address of 16540 Pointe Village Dr., Suite 205, Lutz, Florida and a facsimile number of (813) 388- 4549, and any successor transfer agent of the Company.

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Exhibit A

Accredited Investor Questionnaire

[See Attached]

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EXHIBIT A TO SECURITIES PURCHASE AGREEMENT

LOOP MEDIA, INC.

ACCREDITED INVESTOR QUESTIONNAIRE

The undersigned understands that the purpose of this Questionnaire is to permit Loop Media, Inc., a Nevada corporation (“Loop” or the “Company”) to determine whether the undersigned is an “accredited investor” as such term is defined in Rule 501(a) promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The undersigned represents to Loop that (i) the information contained herein is complete and accurate and may be relied upon by Loop, and (ii) the undersigned will notify Loop immediately of any change in any of such information.

All information furnished is for the sole use of Loop and its counsel and will be held in confidence by Loop and its counsel, except that this Questionnaire may be furnished to such parties as Loop deems desirable to establish compliance with federal or state securities laws.

A. For Individuals:

The undersigned individual is an “accredited investor” for one or more of the following reasons (check all that apply):

☐ The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spousal equivalent (a cohabitant occupying a relationship generally equivalent to that of a spouse), presently exceeds $1,000,000. For purposes of the foregoing, “net worth” means the excess of total assets at fair market value (including personal and real property but excluding the estimated fair market value of a person’s primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the securities being offered (the “Securities”) are purchased, but includes (i) any mortgage amount in excess of the home’s fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the closing date for the sale of Securities for the purpose of investing in the Securities. “Joint net worth” can be the aggregate net worth of a person and spouse or spousal equivalent; assets do not need to be held jointly to be included in the calculation.

☐ The undersigned is an individual (not a partnership, corporation, etc.) who had (i) an individual income in excess of $200,000 or (ii) joint income together with his or her spousal equivalent (a cohabitant occupying a relationship generally equivalent to that of a spouse) in excess of $300,000, in each of the two most recent years and reasonably expect to reach the same income level in the current year. For purposes of the foregoing, “income” is not limited to “adjusted gross income” as that term is defined for federal income tax purposes, but rather includes certain items of income which are deducted in computing “adjusted gross income”. For investors who are salaried employees, the gross salary of such investor, minus any significant expenses personally incurred by such investor in connection with earning the salary, plus any income from any other source including unearned income, is a fair measure of “income” for purposes of this question. For investors who are self-employed, “income” is generally construed to mean total revenues received during the calendar year minus significant expenses incurred in connection with earning such revenues.

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☐ The undersigned is a director, executive officer, or general partner of the Company, or any director, executive officer, or general partner of a general partner of the Company.

☐ The undersigned holds in good standing one or more of the following certifications, designations and/or credentials:

☐ General Securities Representative license (Series 7)

☐ Private Securities Offerings Representative license (Series 82)

☐ Investment Adviser Representative license (Series 65)

☐ The undersigned is a “knowledgeable employee” as defined in Rule 3c-5(a)(4) under the Investment Company Act as amended (the “Investment Company Act”) with respect to the Company.

☐ The undersigned individual is not an “accredited investor” because none of the above apply.

B. For Entities:

The undersigned is an “accredited investor” because the undersigned falls within at least one of the following categories (check all that apply):

☐ A bank as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity.

☐ A broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

☐ An insurance company as defined in Section 2(a)(13) of the Securities Act.

☐ An investment company registered under the Investment Company Act or a business development company as defined in Section 2(a)(48) of the Investment Company Act.

☐ A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

☐ A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, where such plan has total assets in excess of $5,000,000.

☐ An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended (the “Employee Act”), where the investment decision is made by a plan fiduciary, as defined in Section 3(21) of the Employee Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or an employee benefit plan that has total assets in excess of $5,000,000 or a self-directed plan the investment decisions of which are made solely by persons that are accredited investors.

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☐ A private business development company, as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 as amended (the “Advisers Act”).

☐ An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, a partnership, or a limited liability company, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000.

☐ A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a “sophisticated” person, who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

☐ An entity, of a type not listed above, not formed for the specific purpose of acquiring the Securities, owning “investments”, as defined in Rule 2a51-1(b) under the Investment Company Act, in excess of $5,000,000.

☐ A “family office” (as defined in Rule 202(a)(11)(G)-1 under the Advisers Act), (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the Securities, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment (a “Family Office”).

☐ A “family client” (as defined in Rule 202(a)(11)(G)-1 under the Advisers Act) of a Family Office whose prospective investment in the Company is directed by such Family Office pursuant to the above.

☐ An investment adviser registered pursuant to Section 203 of the Advisers Act or registered pursuant to the laws of a state.

☐ An investment adviser relying on the exemption from registering with the Securities and Exchange Commission under Section 203(l) or (m) of the Advisers Act.

☐ A “Rural Business Investment Company” as defined in Section 384A of the Farm and Rural Development Act.

☐ The undersigned is an entity all the equity owners of which, whether directory or indirectly, are “accredited investors” within one or more of the above categories. If relying upon this Category alone, each equity owner that qualifies as an “accredited investors” must complete and deliver a separate copy of this Questionnaire. (Describe the entity below).

Description:________________________________________________________

The foregoing representations are true and accurate as of the date hereof.

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Dated: ___________
INVESTOR

(Signature)

(Printed Name)

(Title, if not a natural person)

[Signature Page to Accredited Investor Questionnaire]

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Disclosure Schedule

3.1 - Non-Public Information Concerning the Company

[None]

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